Exhibit 99.1

Investor Relations:
Mitch Haws
(949) 231-3223

Skyworks Provides Business Update in Light of COVID-19 Outbreak and Sets Date for Q2 FY20 Earnings Release and Conference Call

IRVINE, Calif., April 14, 2020 – Skyworks Solutions, Inc. (Nasdaq: SWKS), an innovator of high-performance analog semiconductors connecting people, places and things, today provided a business update in light of the global COVID-19 outbreak.
Revenue for the second fiscal quarter of 2020 ended March 27, 2020, was $766.1 million, slightly exceeding the midpoint of the updated range provided in the company’s revised outlook announced on March 4, 2020. The company expects non-GAAP diluted earnings per share to be in line with the guidance it provided on March 4, 2020, for performance at the midpoint of the revenue range.
Skyworks continues to monitor its supply chain in light of the COVID-19 outbreak. While it has seen limited impact to date, on April 13, 2020, state and local government officials from the state of Baja California, Mexico, informed Skyworks of their decision to temporarily suspend Skyworks’ operations in Mexicali, Mexico (the “Mexicali Operations”), pursuant to the Mexican Ministry of Health’s Executive Order dated March 31, 2020, which suspended all non-essential public and private sector business through April 30, 2020, in order to mitigate the spread of the COVID-19 outbreak. In compliance with this decision, Skyworks has temporarily suspended its Mexicali Operations and has directed its workforce in Mexico to follow the government’s “remain at home” directive.
Skyworks does not expect that the temporary suspension of its Mexicali Operations through April 30, 2020, would have a significant impact on the company’s business operations. However, an extended suspension of the Mexicali Operations beyond April 30 would likely impact Skyworks’ ability to meet customer demand and would likely impact its operating results. Skyworks is working with state and local officials in Mexicali to resume operations as soon as practicable. An update will be provided when Skyworks reports its second quarter fiscal 2020 results.
Skyworks remains committed to promoting and preserving the health and wellbeing of its employees in all locations. In response to the global COVID-19 outbreak, Skyworks has implemented multiple protocols in its facilities worldwide, including social distancing, pre-shift temperature screening, enhanced use of personal protective equipment, heightened sanitation standards and remote-work options wherever possible. In addition to these practices, Skyworks has also implemented rotating shifts with reduced staffing at its various manufacturing sites.
This update, including the financial results expected for the second fiscal quarter of 2020, is preliminary in nature, based on information available to management as of the date of this release, including with respect to those impacts of the COVID-19 outbreak that are currently known to management, and is subject to further changes upon completion of standard quarter-end closing procedures and based on the duration and severity of the COVID-19 outbreak. Skyworks’ independent registered public accounting firm has not completed its review of Skyworks’ results for the second fiscal quarter ended March 27, 2020. Skyworks undertakes no obligation to update the information in this release in the event facts or circumstances change after the date of this release.

Skyworks’ Second Fiscal Quarter 2020 Conference Call
Skyworks will conduct a conference call with analysts to discuss its second quarter fiscal 2020 results and business outlook on May 4, 2020, at 4:30 p.m. Eastern time.
After the close of the market on May 4, and prior to the conference call, Skyworks will issue a copy of the earnings press release via Business Wire. The press release may also be viewed on Skyworks’ website at www.skyworksinc.com.
To listen to the conference call via the Internet, please visit the investor relations section of Skyworks’ website. To listen to the conference call via telephone, please call (844) 583-4549 (domestic) or (825) 312-2257 (international), confirmation code: 9073455.
Playback of the conference call will begin at 9:00 p.m. Eastern time on May 4 and end at 9:00 p.m. Eastern time on May 11. The replay will be available on Skyworks’ website or by calling (800) 585-8367 (domestic) or (416) 621-4642 (international), access code: 9073455.

About Skyworks
Skyworks Solutions, Inc. is empowering the wireless networking revolution. Our highly innovative analog semiconductors are connecting people, places and things spanning a number of new and previously unimagined applications within the aerospace, automotive, broadband, cellular infrastructure, connected home, industrial, medical, military, smartphone, tablet and wearable markets.
Skyworks is a global company with engineering, marketing, operations, sales and support facilities located throughout Asia, Europe and North America and is a member of the S&P 500® and Nasdaq-100® market indices (Nasdaq: SWKS). For more information, please visit Skyworks’ website at: www.skyworksinc.com.

Safe Harbor Statement
This news release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation information relating to financial results for the second quarter of fiscal year 2020, the impact of the temporary suspension of our manufacturing operations in Mexicali, Mexico, and other expectations of Skyworks (e.g., certain projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected and may affect our future operating results, financial position and cash flows.
These risks, uncertainties and other important factors include, but are not limited to: the effects of the global COVID-19 outbreak and the measures taken to limit COVID-19’s spread, including the temporary suspension of our manufacturing operations in Mexicali, Mexico, as well as new disruptions to our business that could result from additional measures that may be taken by governmental authorities in the jurisdictions in which we operate to contain the COVID-19 outbreak; the susceptibility of the semiconductor industry and the markets addressed by our, and our customers’, products to economic downturns, including as a result of widespread illness such as the current COVID-19 outbreak; our reliance on several key customers for a large percentage of our sales; the risks of doing business internationally, including increased import/export restrictions and controls (e.g., the effect of the U.S. Bureau of Industry and Security of the U.S. Department of Commerce placing Huawei Technologies Co., Ltd. and certain of its affiliates on the Bureau’s Entity List), imposition of trade protection measures (e.g., tariffs or taxes), security and health risks, possible disruptions in transportation networks, fluctuations in foreign currency exchange rates, and other economic, social, military and geo-political conditions in the countries in which we, our customers or our suppliers operate; the volatility of our stock price; declining selling prices, decreased gross margins, and loss of market share as a result of increased competition; our ability to obtain design wins from customers; delays in the standardization or commercial deployment of 5G technologies; changes in laws, regulations and/or policies that could adversely affect our operations and financial results, the economy and our customers’ demand for our products, or the financial markets and our ability to raise capital; fluctuations in our manufacturing yields due to our complex and specialized manufacturing processes; our ability to develop, manufacture and market innovative products, avoid product obsolescence, reduce costs in a timely manner, transition our products to smaller geometry process technologies, and achieve higher levels of design integration; the quality of our products and any defect remediation costs; our products’ ability to perform under stringent operating conditions; the availability and pricing of third-party semiconductor foundry, assembly and test capacity, raw materials and supplier components; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; our ability to prevent theft of our intellectual property, disclosure of confidential information, or breaches of our information technology systems; uncertainties of litigation, including potential disputes over intellectual property infringement and rights, as well as payments related to the licensing and/or sale of such rights; our ability to continue to grow and maintain an intellectual property portfolio and obtain needed licenses from third parties; our ability to make certain investments and acquisitions, integrate companies we acquire, and/or enter into strategic alliances; and other risks and uncertainties, including, but not limited to, those detailed from time to time in our filings with the Securities and Exchange Commission.

The forward-looking statements contained in this news release are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Note to Editors: Skyworks and the Skyworks symbol are trademarks or registered trademarks of Skyworks Solutions, Inc., or its subsidiaries in the United States and other countries. Third-party brands and names are for identification purposes only and are the property of their respective owners.